Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CAPELLA EDUCATION CO. 225 SOUTH 6th STREET, 9TH FLOOR MINNEAPOLIS, MN 55402 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For 0 Against 0 Abstain 0 1 The Merger Proposal: To approve the Agreement and Plan of Merger, dated as of October 29, 2017 (the "merger agreement"), by and among Capella Education Company ("Capella"), Strayer Education, Inc. and Sarg Sub, Inc., the merger and other transactions contemplated by the merger agreement. 0 0 0 2 The Adjournment Proposal: To approve the adjournment of the Capella special meeting to another time and place if necessary or appropriate to solicit additional votes to approve of the merger agreement, the merger and the other transactions contemplated by the merger agreement. 0 0 0 3 The Advisory Compensation Proposal: To approve, on a non-binding, advisory basis, the compensation that may become payable to Capella's named executive officers that is based on or otherwise relates to the merger. NOTE: To transact other business that may properly be brought before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000347997_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com CAPELLA EDUCATION CO. Special Meeting of Shareholders [ ] 2018 [ ]CT This proxy is solicited by the Board of Directors This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The undersigned, revoking all prior proxies, appoints J. Kevin Gilligan and Renee L. Jackson, or either of them acting alone, as proxies, with full power of substitution, to represent the undersigned and to vote, as indicated on the reverse side and otherwise in their discretion upon such other matters as may properly come before the meeting, all shares of the common stock of Capella Education Company that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at Capella Tower, 225 South 6th Street, 3rd Floor Business Center, Minneapolis, Minnesota 55402 on [ ] 2018 at [ ] CT and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Proxy Statement of the Special Meeting. Continued and to be signed on reverse side 0000347997_2 R1.0.1.17